Acquisition of Orion Bank and Century Bank, FSB Supplemental Materials November 13, 2009 Exhibit 99.2

Forward Looking Statements
Forward Looking Statements
Safe Harbor
Safe Harbor
Statements contained in this presentation which are
Statements contained in this presentation which are
not historical facts and which pertain to future
not historical facts and which pertain to future
operating results of IBERIABANK Corporation and its
operating results of IBERIABANK Corporation and its
subsidiaries constitute “forward-looking statements”
subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation
within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking
Reform Act of 1995. These forward-looking
statements involve significant risks and uncertainties.
statements involve significant risks and uncertainties.
Actual results may differ materially from the results
Actual results may differ materially from the results
discussed in these forward-looking statements.
discussed in these forward-looking statements.
Factors that might cause such a difference include,
Factors that might cause such a difference include,
but are not limited to, those discussed in the
but are not limited to, those discussed in the
Company’s periodic filings with the SEC.
Company’s periodic filings with the SEC.

Strategic Opportunity
Strategic Opportunity
Transaction Overview
Transaction Overview
IBERIABANK Has Purchased Certain Assets And Assumed
IBERIABANK Has Purchased Certain Assets And Assumed
Certain Liabilities From The FDIC As Receiver Of Both
Certain Liabilities From The FDIC As Receiver Of Both
Orion Bank And Century Bank, FSB
Orion Bank And Century Bank, FSB
Assumed $3.1 Billion Of Total Assets; $2.5 of Total Loans
Assumed $3.1 Billion Of Total Assets; $2.5 of Total Loans
Billion (Before Loan Discount And FDIC Receivables)
Billion (Before Loan Discount And FDIC Receivables)
All Loans Covered By FDIC Loss Protection
All Loans Covered By FDIC Loss Protection
No Holding Company Assets Or Liabilities Were Included
No Holding Company Assets Or Liabilities Were Included
All Required Approvals Were Received And The
All Required Approvals Were Received And The
Transaction Has Closed
Transaction Has Closed
Branches Will Be Open For Business On Saturday,
Branches Will Be Open For Business On Saturday,
November 14 And Monday, November 16
November 14 And Monday, November 16

Strategic Opportunity
Strategic Opportunity
IBKC in Florida
IBKC in Florida
Focused Primarily On Urban And Suburban Markets
Focused Primarily On Urban And Suburban Markets
Deploy Full Product Set –
Deploy Full Product Set –
Private Banking, Wealth
Private Banking, Wealth
Management, Consumer, Credit Card, and Small Business
Management, Consumer, Credit Card, and Small Business
FDIC-Assisted Transactions Provide Distribution and
FDIC-Assisted Transactions Provide Distribution and
Deposits With Limited Credit Risk From Acquired Assets
Deposits With Limited Credit Risk From Acquired Assets
IBKC’s Ability To Recruit Top Talent Provides A Strategic
IBKC’s Ability To Recruit Top Talent Provides A Strategic
Advantage In Markets Where We Deploy Commercial Market
Advantage In Markets Where We Deploy Commercial Market
Strategy
Strategy
In Those Commercial Oriented Markets, Our  Successful
In Those Commercial Oriented Markets, Our  Successful
Business Model And The Evolving Banking Environment
Business Model And The Evolving Banking Environment
Will Produce Future Lending Opportunities Over Time
Will Produce Future Lending Opportunities Over Time
Consistent With Our Credit Culture
Consistent With Our Credit Culture

5 Our Markets Our Markets Distribution System Distribution System

6 Our Markets Our Markets Distribution System – Distribution System – SW Florida SW Florida

7 Our Markets Our Markets Distribution System – Distribution System – SE Florida Coast SE Florida Coast

IBERIABANK
IBERIABANK
Our Markets By State
Our Markets By State
Deposit data as of September 30, 2009
• 204 IBKC Offices
Operating in 11 States
• 135 Banking Offices
• 43  Mortgage Offices
• 26 Title Offices
• Acquisitions of Orion
Bank and Century Bank
Make Florida IBKC’s
Second Largest Deposit
Market
State Rank Branches Deposits
Louisiana 5 50 3,207,116 $
Florida 20 37 2,568,801
Arkansas 12 37 984,601
Alabama 23 8 365,296
Tennessee 145 2 111,047
Texas na 1 414
135 7,237,275 $
IBERIABANK - TOTAL DEPOSITS BY STATE
Louisiana
44%
Florida
35%
Arkansas
14%
Alabama
5%
Tennessee
2%

IBERIABANK
IBERIABANK
Florida Market Share
Florida Market Share
Rank Company Branches Deposits Mkt Share %
1 Bank of America Corp. (NC) 664 72,758,277 18.52
2 Wells Fargo & Co. (CA) 721 64,256,750 16.36
3 SunTrust Banks Inc. (GA) 567 39,902,616 10.16
4 Regions Financial Corp. (AL) 426 17,449,995 4.44
5 BB&T Corp. (NC) 307 16,447,119 4.19
6 JPMorgan Chase & Co. (NY) 240 10,765,960 2.74
7 Citigroup Inc. (NY) 52 8,915,841 2.27
8 BU Financial Corp. (FL) 85 8,303,473 2.11
9 Fifth Third Bancorp (OH) 167 7,609,986 1.94
10 PNC Financial Services Group (PA) 112 6,034,456 1.54
11 EverBank Financial (FL) 5 5,752,713 1.46
12 Northern Trust Corp. (IL) 30 5,071,085 1.29
13 AmTrust Financial Corporation (OH) 25 4,805,144 1.22
14 BankAtlantic Bancorp Inc. (FL) 101 4,076,885 1.04
15 Ocean Bankshares Inc. (FL) 21 4,043,670 1.03
16 Mercantil Servicios 15 3,807,862 0.97
17 Synovus Financial Corp. (GA) 61 3,441,333 0.88
18 HSBC Holdings plc 19 3,319,692 0.84
19 South Financial Group Inc. (SC) 67 3,060,065 0.78
20 IBERIABANK - Proforma 37 2,962,490 0.75
21 Riverside Banking Company (FL) 60 2,756,237 0.70
22 Caja Madrid 22 2,729,320 0.69
23 Royal Bank of Canada 88 2,685,447 0.68
24 TFS Financial Corp (MHC) (OH) 15 2,575,503 0.66
25 Orion Bancorp Inc. (FL) 23 2,140,184 0.54
55 Century Financial Group Inc. (FL) 11 689,740 0.18
215 IBERIABANK Corp. (LA) 3 132,566 0.03
Total For Institutions In Market 5,829 392,871,126
Florida - State Market Share
• Existing IBKC = $132
Million in Deposits From
Previous CapitalSouth
Bank Acquisition
• Acquisition of Orion
Bank And Century Bank
Will  Add Approximately
$2.7 Billion in Deposits
• Resulting IBKC
Franchise Will Hold The
20
th
Ranked Market
Share With $2.9 Billion in
Deposits
Source: SNL Financial – June 30, 2009 data

IBERIABANK
IBERIABANK
Florida Market Share -
Florida Market Share -
MSAs
MSAs
Source: SNL Financial – June 30, 2009 data
Rank Company Branches Deposits
Mkt Share
% Rank Company Branches Deposits
Mkt
Share %
1 Fifth Third Bancorp (OH) 21 1,977,049 16.93 1 First State Bk of the FL Keys (FL) 11 534,275 24.00
2 Bank of America Corp. (NC) 17 1,571,101 13.45 2 TIB Financial Corp. (FL) 9 507,304 22.79
3 Wells Fargo & Co. (CA) 19 1,341,835 11.49 3 Bank of America Corp. (NC) 8 339,100 15.23
4 Orion Bancorp Inc. (FL) 7 1,260,813 10.79 4 Home BancShares Inc. (AR) 9 206,167 9.26
5 KeyCorp (OH) 1 688,091 5.89 5 Orion Bancorp Inc. (FL) 5 186,951 8.40
6 Regions Financial Corp. (AL) 14 557,421 4.77 6 BB&T Corp. (NC) 3 132,438 5.95
7 Bank of Florida Corp. (FL) 3 409,154 3.50 7 Gibraltar Private Bk & Tr Co. (FL) 1 112,830 5.07
8 Florida Community Banks Inc (FL) 3 406,445 3.48 8 Wells Fargo & Co. (CA) 2 100,020 4.49
9 BU Financial Corp. (FL) 3 369,138 3.16 9 Key West Bancgroup Inc. (FL) 1 61,076 2.74
10 Northern Trust Corp. (IL) 4 366,152 3.13 10 Cmnty Bk of South FL Inc. (FL) 2 46,290 2.08
Total For Institutions In Market 158 11,680,468
Total For Institutions In Market
51
Rank Company Branches
Deposits
Mkt Share
%
Rank Company
2,226,451
Mkt
Braches
Share %
1 Bank of America Corp. (NC) 38 3,675,155 20.34 1 Wells Fargo & Co. (CA) 37
1,854,458
15.22
2 Wells Fargo & Co. (CA) 33 3,005,570 16.63 2 Bank of America Corp. (NC) 30
1,752,328
14.38
3 SunTrust Banks Inc. (GA) 35 2,032,448 11.25 3 SunTrust Banks Inc. (GA) 27 1,579,773 12.97
4 BB&T Corp. (NC) 23 959,861 5.31 4 BB&T Corp. (NC) 23 1,086,516 8.92
5 IBERIABANK Pro Forma 14 928,434 5.14 5 Fifth Third Bancorp (OH) 19 943,784 7.75
6 Fifth Third Bancorp (OH) 16 726,759 4.02 6 First Citizens BancShares Inc. (NC) 4 466,307 3.83
7 Century Financial Group Inc. (FL) 10 648,985 3.59 7 Southwest FL Community Bancorp (FL) 10 432,720 3.55
8 Regions Financial Corp. (AL) 22 631,028 3.49 8 BU Financial Corp. (FL) 3 392,160 3.22
9 Marshall & Ilsley Corp. (WI) 11 579,170 3.21 9 Regions Financial Corp. (AL) 15 374,953 3.08
10 Northern Trust Corp. (IL) 4 489,394 2.71 10 TIB Financial Corp. (FL)
9 337,444 2.77
16
Orion Bancorp Inc. (FL) 4 279,449 1.55 17 Orion Bancorp Inc. (FL) 4
174,194 1.43
Total For Institutions In Market 329 18,069,727
Total For Institutions In Market 245 12,184,691
Rank Company Branches Deposits
Mkt Share
% Rank Company Branches Deposits
Mkt
Share %
1 Wells Fargo & Co. (CA) 225 26,035,757 17.04 1 Bank of America Corp. (NC) 37 13,793,482 38.81
2 Bank of America Corp. (NC) 209 24,658,473 16.14 2 Wells Fargo & Co. (CA) 60 6,057,486 17.05
3 SunTrust Banks Inc. (GA) 106 10,637,975 6.96 3 EverBank Financial (FL) 5 5,752,713 16.19
4 Citigroup Inc. (NY) 51 8,909,313 5.83 4 SunTrust Banks Inc. (GA) 33 1,748,971 4.92
5 JPMorgan Chase & Co. (NY) 130 7,617,076 4.99 5 Banco Bilbao Vizcaya Argent SA 25 1,141,779 3.21
6 BU Financial Corp. (FL) 61 5,840,902 3.82 6 Regions Financial Corp. (AL) 28 678,251 1.91
7 AmTrust Financial Corporation (OH) 22 4,709,336 3.08 7 Synovus Financial Corp. (GA) 7 496,856 1.40
8 Regions Financial Corp. (AL) 81 4,431,197 2.90 8 Fifth Third Bancorp (OH) 9 453,585 1.28
9 Ocean Bankshares Inc. (FL) 21 4,043,670 2.65 9 BB&T Corp. (NC) 15 435,577 1.23
10 BB&T Corp. (NC) 69 4,015,396 2.63
26 IBERIABANK Corp. (LA) 3 132,566 0.37
54 IBERIABANK Pro Forma 4 279,532 0.19
Total For Institutions In Market
328 35,537,013
59 Orion Bancorp Inc. (FL) 3 238,777 0.16
107
Century Financial Group Inc. (FL) 1 40,755 0.03
Total For Institutions In Market 1,660 152,799,523
Jacksonville, FL
Naples-Marco Island, FL
Bradenton-Sarasota-Venice, FL
Miami-Fort Lauderdale-Pompano Beach-Homestead, FL
Key West, FL
Cape Coral-Fort Myers, FL
Deposits

MSA
IBKC
Market
Rank
IBKC
Offices
IBKC
Deposits
IBKC Dep
Mkt. Share
(%)
Percent of
IBKC
Franchise
Market
Population
Population
Change
2000-09
(%)
Projected
Population
Change
2009-14
(%)
Median
HH
Income
2009
($)
HH
Income
Change
2000-09
(%)
Projected
HH Income
Change
2009-14
(%)
FLORIDA
Naples-Marco Island, FL 4 7 1,260,813 10.79 16.63 331,285 31.79 10.67 63,299 30.75 5.13
Bradenton-Sarasota-Venice, FL 5 14 928,434 1.55 12.25 721,598 22.31 8.45 52,726 29.60 6.01
Miami-Fort Lauderdale-Pompano Beach-Homestead, FL 54 4 279,532 0.16 3.69 5,549,666 10.83 3.49 52,512 30.34 4.03
Key West, FL 5 5 186,951 8.40 2.47 73,639 (7.48) (4.11) 54,614 27.82 (0.02)
Cape Coral-Fort Myers, FL 17 4 174,194 1.43 2.30 645,899 46.50 17.89 52,154 29.34 5.02
Jacksonville, FL 26 3 132,566 0.37 1.75 1,392,346 24.01 10.33 55,237 29.52 4.49
LOUISIANA
Lafayette, LA 1 13 1,149,488 22.72 15.17 260,628 9.01 4.00 41,287 16.34 3.26
New Iberia, LA 1 4 538,043 37.70 7.10 75,954 3.67 1.18 35,547 14.44 1.11
New Orleans-Metairie-Kenner, LA 12 12 477,850 1.79 6.30 1,166,214 (11.42) 11.89 42,739 21.00 (1.80)
Baton Rouge, LA 6 4 312,764 2.14 4.13 782,691 10.87 5.21 43,138 15.25 3.29
Monroe, LA 4 7 297,896 11.53 3.93 173,860 2.24 0.70 36,070 13.68 4.15
Shreveport-Bossier City, LA 7 2 130,931 2.39 1.73 393,983 4.79 1.82 38,191 15.09 2.36
Ruston, LA 2 2 101,101 10.26 1.33 58,032

IBERIABANK
IBERIABANK
IBKC Market Demographics
IBKC Market Demographics
Source: SNL Financial
0.22 (0.37) 30,974 12.44 1.60
Crowley, LA 4 2 53,818 7.39 0.71 61,376 4.27 1.64 30,304 13.63 0.37
Abbeville, LA 9 2 45,285 5.33 0.60 56,905 5.76 2.08 32,473 10.30 1.26
Bastrop, LA 6 2 17,901 6.53 0.24 29,521 (4.84) (3.32) 28,280 12.55 1.06
Houma-Bayou Cane-Thibodaux, LA 13 1 15,277 0.39 0.20 204,970 5.40 1.43 40,199 14.56 4.23
ARKANSAS
Little Rock-North Little Rock-Conway, AR 9 11 400,326 3.15 5.28 686,372 12.42 5.94 51,839 33.16 4.95
Jonesboro, AR 4 6 177,513 7.62 2.34 118,164 9.65 4.59 40,548 30.35 7.34
Fayetteville-Springdale-Rogers, AR-MO 19 8 106,203 1.44 1.40 456,132 31.43 13.38 49,287 36.00 4.35
Paragould, AR 8 1 11,528 1.61 0.15 41,326 10.70 5.46 39,417 27.77 6.28
TENNESSEE
Memphis, TN-MS-AR 33 2 101,656 0.46 1.34 1,321,291 9.63 4.39 52,209 31.81 4.71
ALABAMA
Birmingham-Hoover, AL 13 4 246,572 0.93 3.25 1,124,423 6.86 3.26 45,864 20.69 4.91
Montgomery, AL 14 2 82,324 1.06 1.09 371,467 7.20 3.67 44,553 19.70 3.98
Huntsville, AL 13 2 77,960 1.10 1.03 397,307 16.04 7.87 52,034 20.52 3.14
Mobile, AL 19 1 4,191 0.07 0.06 410,457 2.65 1.41 39,943 18.48 4.39
Aggregate: National 96.46 309,731,508 10.06 4.63 54,719 29.78 4.06
`

Deposits
Deposits
IBKC Deposit data as of September 30, 2009 adjusted for acquired deposits.
Acquired Deposits assumes acquisition of all deposits.
DDA
13%
20%
Svgs
5%
23%
CDs
39%
IBKC
DDA
7%
14%
3%
27%
33%
16%
Orion & Century
DDA
11%
NOW
18%
Svgs
5%
MMDA
24%
CDs
37%
Brokered
5%
IBKC - Pro Forma
NOW
Acquired Pro Forma
IBKC Deposits IBKC
DDA 628,804 $        158,550 $        787,354 $
NOW 959,041 341,876 1,300,917
Svgs 253,769 84,001 337,770
MMDA 1,072,434 669,219 1,741,653
CDs 1,861,690 810,098 2,671,788
Brokered
-
397,795 397,795
4,775,738 $     2,461,539 $     7,237,277 $
Brokered
NOW
Svgs
CDs
MMDA
MMDA

13 Acquired Branches Acquired Branches Based on branch deposit data as of June 30, 2009

Loan Portfolio
Loan Portfolio
Gross portfolios balances estimated at date of acquisition.
Does not include loan discounts which will reduce balances.
C&D
37%
CRE
27%
Res Re
29%
C&I
6%
Consumer
0%
Orion Bank
C&D
19%
CRE
0%
Res Re
63%
C&I
4% Consumer
1%
Other
13%
Century Bank, FSB
C&D
33%
CRE
20%
Res Re
38%
C&I
5%
Consumer
0%
Other
4%
Acquired Portolio
Composition

Loan Portfolio –
Loan Portfolio –
Pro Forma Covered Loans
Pro Forma Covered Loans
September 30, 2009 data adjusted for acquired assets
IBKC
65%
Orion
25%
Century
10%
Pro Forma Portfolio
Not Covered
58%
Covered
42%
IBKC Pro Forma - Covered Loans

Loans By State
Loans By State
September 30, 2009 data adjusted for acquired assets – does not incorporate loan discounts
Louisiana
71%
Arkansas
15%
Alabama
12%
Tennessee
2%
IBKC
Louisiana
45%
Arkansas
10%
Alabama
8%
Florida
36%
Tennessee
1%
Pro Forma

Acquired Securities
Acquired Securities
Note: Book Value of Securities
9%
10%
8%
Fixed CMO
70%
2%
1%
Total Acquired Securities
Fixed MBS
2%
Floating MBS
1%
Fixed CMO
91%
Fixed Corporate
6%
Century Bank, FSB
Fixed Agency
11%
Fixed MBS
11%
Floating MBS
9%
Fixed CMO
67%
Taxfree Munis
2%
Orion Bank
Taxfree Munis
Fixed Corporate
Fixed Agency
Fixed MBS
Floating MBS

18 Orion Bank Orion Bank Naples, Florida Naples, Florida

Orion Bank
Orion Bank
Highlights
Highlights
Federal Reserve Member; Bank is Headquartered in
Federal Reserve Member; Bank is Headquartered in
Naples, Florida
Naples, Florida
Established in 1977 as The First Bank of Marathon
Established in 1977 as The First Bank of Marathon
Franchise with 23 Offices in Five Florida MSA’s
Franchise with 23 Offices in Five Florida MSA’s
24
24
th
Ranked Deposit Market Share in Florida with $2.1
Ranked Deposit Market Share in Florida with $2.1
Billion in Deposits
Billion in Deposits
At June 30, 2009 -
At June 30, 2009 -
$2.7 Billion in Assets, $2.0 Billion in
$2.7 Billion in Assets, $2.0 Billion in
Loans, and $2.1 Billion in Deposits
Loans, and $2.1 Billion in Deposits
NPAs/Assets = 9.36%; Texas Ratio = 254%
NPAs/Assets = 9.36%; Texas Ratio = 254%
260 FTE Employees
260 FTE Employees
September 18, 2009 –
September 18, 2009 –
Federal Reserve of Atlanta Issued
Federal Reserve of Atlanta Issued
a Cease & Desist Order for Orion Bank
a Cease & Desist Order for Orion Bank

Orion Bank
Orion Bank
Balance Sheet History
Balance Sheet History
Source: SNL Financial
(Dollars in Thousands) 12/31/05 12/31/06 12/31/07 12/31/08 3/31/09 6/30/09
Balance Sheet Highlights
Total Assets 1,739,901 $ 2,555,707 $ 2,674,036 $ 2,862,938 $ 2,827,273 $ 2,691,214 $
Total Securities 122,833 428,166 435,071 437,257 360,129 318,318
Total Loans & Leases 1,487,032 1,962,678 2,050,248 2,002,559 1,964,939 1,963,759
Total Deposits 1,280,345 1,639,689 1,662,405 2,237,481 2,197,239 2,137,698
Total Equity 83,080 111,309 121,041 61,670 58,537 70,324
Loans/ Assets (%) 85.5 76.8 76.7 70.0 69.5 73.0
Loans/Deposits (%) 116.1 119.7 123.3 89.5 89.4 91.9
Equity Cap/ Total Assets (%) 4.77 4.36 4.53 2.15 2.07 2.61
Tang Common Eq/ Tang Assets (%) 4.77 4.36 4.53 2.15 2.07 2.15
Leverage Ratio (%) 6.98 5.93 6.19 3.22 3.34 4.09

Orion Bank
Orion Bank
Income Statement History
Income Statement History
Source: SNL Financial
YTD
(Dollars in Thousands) 2005 2006 2007 2008 6/30/09
Income Statement
Interest Income 93,572 $     163,983 $   186,164 $   151,587 $   55,541 $
Interest Expense 30,887 79,039 107,070 92,501 38,748
Net Interest Income (FTE) 62,685 84,944 79,094 59,086 16,793
Loan Loss Provisions 2,100 2,625 18,550 54,650 9,801
Total Noninterest Income 7,147 7,283 7,437 5,733 1,042
Realized Sec Gns/(Loss) - - - 40 2,680
Total Noninterest Expense 30,723 39,288 41,785 52,501 27,245
Net Income - Pre Tax 37,009 50,314 26,196 (42,292) (16,531)
Income Taxes (14,007) (19,159) (9,676) 16,874 6,529
Net Income - After Tax 23,002 31,155 16,520 (25,418) (10,002)

ORION BANK Branches - Naples Ninth Street Main Office 22

ORION BANK Branches – Naples (Cont.) Tamiami Pine Ridge 23

ORION BANK Branches – Naples (Cont.) Immokalee Airport 24

ORION BANK Branches - Sarasota Main Street University Tamiami 25

ORION BANK Branches – Fort Myers First Street Orion Drive Summerlin 26

ORION BANK Branches – Other SW Florida Bradenton Cape Coral 27

ORION BANK Branches – Florida Keys Marathon Shores Islamorada 28

ORION BANK Branches – Florida Keys (cont.) Keys Kennedy 1001 Marathon Key West - Duval 29

ORION BANK Branches – Other SE Florida 5003 East Boca West Palm Beach Not Shown: Marco Island, Palm Beach Gardens 30

31 Century Bank, FSB Century Bank, FSB Sarasota, Florida Sarasota, Florida

Century Bank,FSB
Century Bank,FSB
Highlights
Highlights
Federal Savings Bank Headquartered in Sarasota,
Federal Savings Bank Headquartered in Sarasota,
Florida
Florida
Established in 1985
Established in 1985
Franchise With 11 Offices in Two Florida MSA’s
Franchise With 11 Offices in Two Florida MSA’s
53
53
rd
Ranked
Ranked
Deposit
Deposit
Market
Market
Share
Share
in
in
Florida
Florida
with
with
$690
$690
Million in Deposits
Million in Deposits
At June 30, 2009 -
At June 30, 2009 -
$841 Million in Assets, $695 Million in
$841 Million in Assets, $695 Million in
Loans, and $690 Million in Deposits
Loans, and $690 Million in Deposits
NPAs/Assets = 20.61%; Texas Ratio = 523%
NPAs/Assets = 20.61%; Texas Ratio = 523%
133 FTE Employees
133 FTE Employees
August 11, 2009 –
August 11, 2009 –
OTS Issued a Cease & Desist Order
OTS Issued a Cease & Desist Order
for Century Bank, FSB
for Century Bank, FSB

Century Bank, FSB
Century Bank, FSB
Balance Sheet History
Balance Sheet History
Source: SNL Financial
(Dollars in Thousands) 12/31/05 12/31/06 12/31/07 12/31/08 3/31/09 6/30/09
Balance Sheet Highlights
Total Assets 611,110 $  819,143 $  920,063 $  919,126 $  899,329 $  841,304 $
Total Securities 37,562 49,462 68,643 53,883 48,990 41,905
Total Loans & Leases 544,727 741,061 824,119 770,918 741,837 694,707
Total Deposits 480,002 646,431 695,022 719,480 708,993 689,740
Total Equity 41,219 52,464 57,813 39,119 35,074 7,628
Loans/ Assets (%) 89.1 90.5 89.6 83.9 82.5 82.6
Loans/Deposits (%) 113.5 114.6 118.6 107.2 104.6 100.7
Equity Cap/ Total Assets (%) 6.74 6.40 6.28 4.26 3.90 0.91
Tang Common Eq/ Tang Assets (%) 5.97 6.31 6.20 4.26 3.90 0.91
Leverage Ratio (%) 6.66 6.34 6.20 4.63 4.49 1.51

Century Bank, FSB
Century Bank, FSB
Income Statement History
Income Statement History
Source: SNL Financial
YTD
(Dollars in Thousands) 2005 2006 2007 2008 6/30/09
Income Statement
Interest Income 34,306 $     51,034 $     66,622 $     56,554 $     19,669 $
Interest Expense 14,999        25,141        36,766        33,709        14,503
Net Interest Income (FTE) 19,501        26,173        30,247        23,166        5,166
Loan Loss Provisions 540             480             8,886          31,026        35,628
Total Noninterest Income 2,830          2,301          1,594          158             (788)
Realized Sec Gns/(Loss) 926             777             587             366             43
Total Noninterest Expense 9,943          11,567        14,551        15,742        7,969
Net Income - Pre Tax 12,774        17,204        8,991          (23,078)       (39,176)
Income Taxes (4,828)         (6,608)         -              -              -
Net Income - After Tax 7,946          10,596        8,991          (23,078)       (39,176)

CENTURY BANK, FSB Branches - Sarasota 17 th Street Bay Village 35

CENTURY BANK, FSB Branches - Sarasota Gulf Gate 36 Main Branch Tuttle

CENTURY BANK, FSB Branches - Bradenton Freedom Village West Bradenton Southwood 37

CENTURY BANK, FSB Branches – Other SW Mkts Venice Parrish 38